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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                      ------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): SEPTEMBER 2, 2004


                               DIGIRAD CORPORATION
                               -------------------
             (Exact name of registrant as specified in its charter)

           DELAWARE                                            33-0145723
           --------                                            ----------
(State or Other Jurisdiction of                             (I.R.S. Employer
        Incorporation)                                    Identification Number)

                                    000-50789
                                    ---------
                                   (Commission
                                  File Number)

                                13950 STOWE DRIVE
                             POWAY, CALIFORNIA 92064
                             -----------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (858) 726-1600
                                 --------------
              (Registrant's telephone number, including area code)


         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On September 2, 2004, we executed an Amendment to Loan Agreement with the Gerald G. Loehr Separate Property Trust (the "Loehr Trust"), dated effective August 9, 2004, in which we agreed to repay any principal amount outstanding under a certain Loan Agreement by and between us and the Loehr Trust dated September 1, 1993, as subsequently amended from time to time (the "Loan Agreement"). As of September 2, 2004, approximately $204,170 in principal amount was outstanding under the Loan Agreement.

         The description of the transaction in this report is qualified in its entirety by reference to the Amendment to Loan Agreement filed with this current report as Exhibit 10.1.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      EXHIBITS.

         EXHIBIT NO.       DESCRIPTION
         -----------       -----------------------------------------------------

         10.1 Amendment to Loan Agreement, dated effective August 9, 2004, by and between Digirad Corporation and the Gerald G. Loehr Separate Property Trust.






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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             DIGIRAD CORPORATION


September 7, 2004                            By: /s/ Todd P. Clyde
                                                 -------------------------------
                                                 Todd P. Clyde
                                                 Chief Financial Officer



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                                  EXHIBIT INDEX



EXHIBIT NO.       DESCRIPTION
-----------       --------------------------------------------------------------

10.1 Amendment to Loan Agreement, dated effective August 9, 2004, by and between Digirad Corporation and the Gerald G. Loehr Separate Property Trust.